[LOGO]	MONY LIFE INSURANCE COMPANY 1290 Avenue of the Americas New York NY 10104

Dodie Kent Vice President and Associate General Counsel 212-314-3970 Fax: 212-707-1791

September 10, 2012

Via EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	MONY Variable Account S (the “Registrant”)

(Registration Nos. 033-37721 and 811-06217; The MONYVestor)

Commissioners:

MONY Life Insurance Company (“MONY”), on behalf of the Registrant, has sent to contract owners the semi-annual reports for the period ended June 30, 2012 for the following mutual funds in which the Registrant invests:

o	EQ ADVISORS TRUST – UNDERLYING FUNDS:
–	EQ/Boston Advisors Equity Income Portfolio
–	EQ/Capital Guardian Research Portfolio
–	EQ/Money Market Portfolio

MONY understands that the Fund has filed or will file its reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Very truly yours,

/S/ Dodie Kent
Dodie Kent